Income Taxes	12 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 11 – INCOME TAXES

The Company accounts for income taxes under ASC 740-10, which provides for an asset and liability approach of accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences, using currently enacted tax laws, attributed to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts calculated for income tax purposes.

The components of income tax expense for the years ended September 30, 2020 and 2019 consist of the following:

	2020	2019
Federal tax statutory rate	26%	26%
Temporary differences	-1%	-.5%
Permanent differences	-15%	-18.5%
Valuation allowance	-10%	-7%
Effective rate	0%	0%

Significant components of the Company’s deferred tax assets as of September 30, 2020 and 2019 are summarized below.

	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$1,925,000)	$1,023,000)
Valuation allowance	(1,925,000)	(1,023,000)
	$-	$-

As of September 30, 2020 and 2019, the Company had approximately $7,023,000 and $4,641,000, respectively, of federal net operating loss carry forwards. Future utilization of the net operating loss carry forwards is subject to certain limitations under Section 382 of the Internal Revenue Code. The Company believes that there has not been any transaction to warrant any limitation of any previous operating losses.

To the extent that the tax deduction is included in a net operating loss carry forward and is in excess of amounts recognized for book purposes, no benefit will be recognized until the loss carry forward is recognized. Upon utilization and realization of the carry forward, the corresponding change in the deferred asset and valuation allowance will be recorded as additional paid-in capital.

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a valuation allowance against the net deferred tax asset due to the uncertainty that enough taxable income will be generated in those taxing jurisdictions to utilize the assets. Therefore, we have not reflected any benefit of such deferred tax assets in the accompanying financial statements. Our net deferred tax asset and valuation allowance increased by $902,000 and $582,000 during the years ended September 30, 2020 and 2019, respectively.

The Company reviewed all income tax positions taken or that we expect to be taken for all open years and determined that our income tax positions are appropriately stated and supported for all open years. The Company is subject to U.S. federal income tax examinations by tax authorities for years after 2012 due to unexpired net operating loss carryforwards originating in and subsequent to that year. The Company may be subject to income tax examinations for the various taxing authorities which vary by jurisdiction. The Company has not filed its tax returns since 2013. The Company estimates that the amount of penalties, if any, will not have a material effect on the results of operations, cash flows or financial position. No provisions have been made in the financial statements for such penalties, if any. The Company is working with its accountants to prepare and file past due federal tax returns for 2013 through 2020, which are anticipated to be completed and filed in fiscal 2021.